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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                         ------------------------------

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MAY 21, 2002

                         Commission file number 0-21139

                          DURA AUTOMOTIVE SYSTEMS, INC.

             (Exact name of Registrant as specified in its charter)

                DELAWARE                                        38-3185711
     (State or other jurisdiction of                         (I.R.S. Employer
     incorporation or organization)                         Identification No.)
             4508 IDS CENTER                                       55402
         MINNEAPOLIS, MINNESOTA                                 (Zip Code)
(Address of principal executive offices)

                                 (612) 342-2311
              (Registrant's telephone number, including area code)

                                 NOT APPLICABLE
      (Former name, former address and former fiscal year, if changed since last report)


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Item 4.  Changes in Registrant's Certifying Accountant.

         On May 21, 2002, the Board of Directors of Dura Automotive Systems, Inc. (the "Company"), upon recommendation of its Audit Committee, appointed Deloitte & Touche LLP ("D&T") as the Company's independent auditors for 2002 to replace Arthur Andersen LLP ("Arthur Andersen" or "AA").

Arthur Andersen's reports on the Company's consolidated financial statements for each of the years ended December 31, 2001 and 2000 did not contain an adverse opinion or disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles.

During the years ended December 31, 2001 and 2000 and through May 21, 2002, there were no disagreements with Arthur Andersen on any matter of accounting principle or practice, financial statement disclosure, or auditing scope or procedure which, if not resolved to AA's satisfaction, would have caused them to make reference to the subject matter in connection with their report on the Company's consolidated financial statements for such years; and there were no reportable events as defined in Item 304(a)(1)(v) of Regulation S-K.

The Company provided Arthur Andersen with a copy of the forgoing disclosures. Attached as Exhibit 16.1 is a copy of AA's letter, dated May 21, 2002, stating its agreement with such statements.

During the years ended December 31, 2001 and 2000 and through the date of the Board of Directors' decision, the Company did not consult D&T with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's consolidated financial statements, or any other matters or reportable events as set forth in Items 304(a)(2)(i) and (ii) of Regulation S-K.

Item 7.  Financial Statements and Exhibits.

(c)  Exhibits

     Item         Exhibit Index

     16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 21, 2002, filed herewith.

     99.1         Press Release issued May 21, 2002, filed herewith.

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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

                                     DURA AUTOMOTIVE SYSTEMS, INC.


Date:  May 21, 2002                  By /s/ David Bovee
                                        ---------------
                                         David Bovee
                                         Vice President, Chief Financial Officer
                                         (principal accounting and financial
                                         officer)


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                                 EXHIBIT INDEX

Item              Description
----              -----------

16.1 Letter from Arthur Andersen LLP to the Securities and Exchange Commission dated May 21, 2002, filed herewith.

99.1              Press Release issued May 21, 2002, filed herewith.